UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2011

Hines Global REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02 (b) and (c).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officers

On October 31, 2011, the board of directors (the “Board”) of Hines Global REIT, Inc. (“Hines Global”) elected the following persons to the following positions effective as of November 1, 2011:

•
Sherri W. Schugart served as the Chief Financial Officer of Hines Global and the general partner of its advisor, Hines Global REIT Advisors LP (“HGRALP”), but tendered her resignation to the Board, effective as of November 1, 2011, in connection with the appointments that were made by the Board on October 28, 2011.  Ms. Schugart was elected to the position of Chief Operating Officer of Hines Global and the general partner of HGRALP, effective November 1, 2011. In addition, Ms. Schugart served as the Chief Financial Officer of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), the general partner of its advisor, Hines Advisors Limited Partnership (“HALP”) and Hines Core Office Fund LP (the “Core Fund”), but tendered her resignation of these positions, effective as of November 1, 2011, in connection with her election to the position of Chief Operating Officer of these entities.

•
Ryan T. Sims served as the Chief Accounting Officer of Hines Global and the general partner of HGRALP, but tendered his resignation to the Board, effective as of November 1, 2011, in connection with the appointments that were made by the Board on October 28, 2011.  Mr. Sims was elected to the position of Chief Financial Officer and Secretary of Hines Global and the general partner of HGRALP, effective November 1, 2011. In addition, Mr. Sims served as the Chief Accounting Officer of Hines REIT, the general partner of HALP and the Core Fund, but tendered his resignation of these positions, effective as of November 1, 2011, in connection with his election to the position of Chief Financial Officer and Secretary of these entities.

•
J. Shea Morgenroth was elected to the position of Chief Accounting Officer and Treasurer of Hines Global and the general partner of HGRALP. In addition, Mr. Morgenroth was elected to the position of Chief Accounting Officer and Treasurer of Hines REIT and HALP. Prior to November 1, 2011, Mr. Morgenroth served as Senior Controller for Hines REIT, HALP, Hines Global and HGRALP.

•
Frank R. Apollo served as Senior Vice President – Finance; Treasurer and Secretary of Hines REIT, HALP, Hines Global and HGRALP and as Senior Vice President – Finance of the Core Fund, but tendered his resignation of certain of these positions, effective as of November 1, 2011, in connection with the appointments that were made by the Board and the board of directors of Hines REIT on October 28, 2011. Mr. Apollo will continue his role as Senior Vice President – Finance of HGRALP and HALP and as Director and Senior Vice President – Finance; Treasurer and Secretary of Hines Real Estate Investments, Inc. (the “Dealer Manager”).

Each officer will hold office until his or her successor is elected and qualified or until his or her death, resignation or removal in the manner set forth in Hines Global’s bylaws.  Hines Global does not have any employees and does not compensate its executive officers who are employees of HGRALP or its affiliates.  However, Hines Global pays fees to HGRALP and its affiliates for the services such entities provide to it. In addition, in connection with his appointment to the position of Chief Accounting Officer, Mr. Morgenroth entered into an Indemnification Agreement with Hines Global, which provides him with a contractual right to indemnification to substantially the same extent he enjoys mandatory indemnification under Hines Global's charter. Set forth below is certain biographical information concerning the officers listed above.

Sherri W. Schugart.  Ms. Schugart, 46, joined Hines Interests Limited Partnership (“Hines”) in 1995. Effective November 1, 2011, Ms. Schugart was elected to the position of Chief Operating Officer of Hines Global and the general partner of HGRALP. Effective November 1, 2011, Ms. Schugart was also elected to the position of Chief Operating Officer of Hines REIT, the general partner of HALP and the Core Fund. In this capacity, she is responsible for the execution of each entity’s business plan and oversight of day-to-day business operations, including issues related to portfolio strategy, asset management and all other operational and financial matters of each entity. Prior to this time, Ms. Schugart served as the Chief Financial Officer of Hines Global and the general partner of HGRALP since their inception in December 2008. Ms. Schugart also served as the Chief Financial Officer for Hines REIT and the general partner of HALP since August 2003 and the Chief Financial Officer of the Core Fund since July 2004. In these roles, her responsibilities included oversight of financial and portfolio management, equity and debt financing activities, investor relations, accounting, financial reporting, compliance and administrative functions in the U.S. and internationally. She has also been a Senior Vice President of the general partner of Hines since October 2007 and has served as a director of the Dealer Manager since August 2003. Prior to holding these positions she was a Vice President in Hines Capital Markets Group raising equity and debt financing for various Hines investment vehicles in the U.S. and internationally. Ms. Schugart has been responsible for arranging more than $8.0 billion in equity and debt for Hines’ public and private investment funds. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen LLP, where she managed both public and private clients in the real estate, construction, finance and banking industries. She holds a Bachelor of Business Administration degree in Accounting from Southwest Texas State University.

Ryan T. Sims.  Mr. Sims, 40, joined Hines in August 2003. Effective November 1, 2011, Mr. Sims was elected to the position of Chief Financial Officer and Secretary of Hines Global and the general partner of HGRALP. Effective November 1, 2011, Mr. Sims was also elected to the position of Chief Financial Officer and Secretary of Hines REIT, the general partner of HALP and the Core Fund. In these positions, Mr. Sims will be responsible for the oversight of financial operations, equity and debt financing activities, investor relations, accounting, financial reporting, tax, legal, compliance and administrative functions in the U.S. and internationally. Prior to this time, Mr. Sims served as the Chief Accounting Officer of Hines Global and the general partner of HGRALP since their inception in December 2008. Mr. Sims also served as the Chief Accounting Officer for Hines REIT, the general partner of HALP and the Core Fund since April 2008. In these roles, he was responsible for the oversight of the accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. He was also responsible for establishing the companies’ accounting policies and ensuring compliance with those policies in the U.S. and internationally. He has also previously served as a Senior Controller for Hines REIT and the general partner of HALP from August 2003 to April 2008 and the Core Fund from July 2004 to April 2008. Prior to joining Hines, Mr. Sims was a manager in the audit practice of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a Bachelor of Business Administration degree in Accounting from Baylor University and is a certified public accountant.

J. Shea Morgenroth. Mr. Morgenroth, 36, joined Hines in October 2003. Mr. Morgenroth was elected to the position of Chief Accounting Officer and Treasurer of Hines Global and the general partner of HGRALP effective November 1, 2011. Mr. Morgenroth was also elected to the position of Chief Accounting Officer and Treasurer of Hines REIT and the general partner of HALP on November 1, 2011. In these roles, Mr. Morgenroth will be responsible for the oversight of the treasury, accounting, financial reporting and SEC reporting functions, as well as the Sarbanes-Oxley compliance program in the U.S. and internationally. Prior to this time, Mr. Morgenroth served as a Senior Controller for Hines Global and HGRALP since their inception in December 2008 and for Hines REIT and HALP since January 2008 and as a Controller for Hines REIT and HALP from October 2003 to January 2008. In these roles, he was responsible for the management of the accounting, financial reporting and SEC reporting functions. Prior to joining Hines, Mr. Morgenroth was a manager in the audit practice of Arthur Andersen LLP and Deloitte & Touche LLP, serving clients primarily in the real estate industry. He holds a Bachelor of Business Administration degree in Accounting from Texas A&M University and is a certified public accountant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Form of Indemnification Agreement entered into between Hines Global REIT, Inc. and J. Shea Morgenroth as of November 1, 2011 (filed as Exhibit 10.5 to Pre-Effective Amendment No. 3 to the Registration Statement on Form S-11 filed by Hines Global on August 3, 2009 (File no. 333-156742) and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

November 4, 2011	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1
Form of Indemnification Agreement entered into between Hines Global REIT, Inc. and J. Shea Morgenroth as of November 1, 2011 (filed as Exhibit 10.5 to Pre-Effective Amendment No. 3 to the Registration Statement on Form S-11 filed by Hines Global on August 3, 2009  (File no. 333-156742) and incorporated by reference herein)